Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Homeland Precious Metals Inc. (the "Company") on Form 20-F for the year ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Bruce Johnstone, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 27th day of September, 2010.

_/S/ Bruce E. Johnstone_____________________________
Bruce Johnstone
Chief Executive Officer and Chief Financial Officer